Exhibit 10.4

INTELLECTUAL PROPERTY SECURITY AGREEMENT

This INTELLECTUAL PROPERTY SECURITY AGREEMENT (this “Agreement”), dated as of March 25, 2021, is made by Kraig Biocraft Laboratories, Inc., a Michigan Corporation (“Grantor”), in favor of YA II PN, LTD. (the “Secured Party”), a Cayman Island exempted company.

WITNESSETH:

WHEREAS, pursuant to that certain Securities Purchase Agreement, dated of even date herewith, by and between the Grantor and Secured Party (the “Securities Purchase Agreement”), and pursuant to that certain Security Agreement dated of even date herewith, by and among the Grantor and the Secured Party (the “Security Agreement”), pursuant to which the Grantor has granted Secured Party security interests in, and liens upon, substantially all of Grantor’s assets, including without limitation all of Grantor’s Intellectual Property and specifically including all of Grantor’s registered United States Patents, Trademarks, Copyrights and Domain Names, and all Grantor’s filed United States Patent Applications, Trademark Applications and Copyright Applications, all whether now owned or hereafter created, arising and/or acquired (collectively, the “Intellectual Property Collateral” as hereinafter further defined); and

WHEREAS. Grantor has agreed to execute and deliver this Agreement, and to have a copy of this Agreement filed with the United States Patent and Trademark Office and/or the United States Copyright Office (as applicable), in order to provide notice and/or protect all of Secured Party’s security interest in, and liens upon, the Intellectual Property Collateral;

NOW, THEREFORE, in consideration of the premises and mutual covenants and agreements provided for herein and in the Securities Purchase Agreement and the Security Agreement, and for other good and valuable considerations, the receipt and sufficiency of which are hereby acknowledged by each party hereto, and intending to be legally bound, the parties hereto agree as follows:

Section 1. Grant of Security Interest in Intellectual Property Collateral. Without limiting any other grant of any lien by any Grantor in any Collateral under the Securities Purchase Agreement or any other of the Transaction Documents (as that term is defined in the Securities Purchase Agreement), to secure the prompt payment and performance of all obligations to Secured Party, the Grantor hereby pledges and grants to Secured Party a continuing security interest in and lien upon all of such Grantor’s right, title and interest in, to and under Intellectual Property Collateral:

(a) all of its registered/issued United States Patents and filed United States Patent Applications, including, without limitation, those referred to on Schedule 1 hereto or on any Schedule to any Supplement (as defined below) delivered hereafter, together with all reissues, reexaminations, continuations, continuations-in-part, divisional, renewals and extensions of the foregoing (the “Patents”);

(b) all of its registered United States Trademarks, filed United States Trademark Applications, and common law trademarks, including, without limitation, those referred to on Schedule 1 hereto or on any Schedule to any supplement delivered hereafter, together with all renewals, reversions and extensions of the foregoing (the “Trademarks”);

(c) all goodwill of the business connected with the use of, and symbolized by, each of the Trademarks;

(d) all of its registered United States Copyrights and filed United States Copyright Applications, including, without limitation, those referred to on Schedule 1 hereto or on any Schedule to any supplement delivered hereafter, together with all renewals, reversions and extensions of the foregoing (the “Copyrights”);

(e) all of its Internet Domain Names, including, without limitation, those referred to on Schedule 1 hereto or on any Schedule to any supplement delivered hereafter, and all goodwill associated with the same (the “Domain Names”);

(f) all applications, registrations, claims, awards, judgments, amendments, improvements and insurance claims related thereto now or hereafter owned or licensed by Grantor, or any claims for damages by way of any past, present, or future infringement of any of the foregoing, together with all accessions and additions thereto and proceeds thereof (including, without limitation, any proceeds resulting under insurance policies); and

(g) all cash, income, royalties, fees, other proceeds, receivables, accounts and general intangibles that consist of rights of payment to or on behalf of Grantor, proceeds from the sale, licensing or other disposition of all or any part of, or rights in, the Intellectual Property Collateral by or on behalf of Grantor, and all rights to sue and recover at law or in equity for any past, present and future infringement, misappropriation, dilution, violation or other impairment thereof;

which such continuing security interest in and lien upon the Intellectual Property Collateral, and this Agreement, shall continue in full force and effect to secure each of the obligations under the Transaction Documents (as that term is defined in the Securities Purchase Agreement), unless and until the obligations have been indefeasibly satisfied and paid in full in cash and all commitments under the Transaction Documents have been terminated.

Section 2. Security Agreement, The security interests and liens granted pursuant to this Agreement are granted in conjunction with, and in no way limit, the security interests and liens granted to the Secured Party pursuant to the Security Agreement, and Grantor hereby acknowledges and agrees that the rights and remedies of the Secured Party with respect to the security interests in and liens upon the Intellectual Property Collateral made and granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein.

Section 3. Registration/Filing. The “Acknowledgement of Security Interest in Intellectual Property” attached hereto as Exhibit B is intended by the parties to be filed, and Grantor hereby authorizes Secured Party to file and record a copy of such “Acknowledgement of Security Interest in Intellectual Property”, with the United States Patent and Trademark Office and/or United States Copyright Office, as applicable.

Section 4. Grantor Remains Liable. Grantor hereby agrees that, anything herein to the contrary notwithstanding, Grantor shall retain full and complete responsibility for the prosecution, defense, enforcement or any other necessary or desirable actions in connection with the Intellectual Property Collateral subject to a security interest hereunder.

Section 5. Agreement to Deliver Supplements. Grantor hereby covenants and agrees that promptly upon the acquisition by Grantor of any new Intellectual Property Collateral, Grantor shall deliver to Secured Party a duly executed supplement to this Agreement in the form of Exhibit A hereto (a “Supplement”), listing all such newly acquired Intellectual Property Collateral on Schedule I thereto, pursuant to which Grantor shall reconfirm the grant of a security interest in such newly acquired Intellectual Property Collateral to Secured Party, to secure the Grantor’s obligations under the Securities Purchase Agreement and the other Transaction Documents, as this term is defined in the Securities Purchase Agreement. Each Supplement is intended by the parties to be filed, and Grantor hereby authorizes Secured Party to file and record a copy of each Supplement, with the United States Patent and Trademark Office and/or United States Copyright Office, as applicable. Regardless of whether any Supplement is delivered by Grantor, and without limiting the generality of the provisions of Section 1 hereof above, Grantor hereby confirms and agrees that any and all such after-acquired Intellectual Property Collateral shall immediately and automatically upon Grantor’s acquisition of any right, title and interest therein become part of the Intellectual Property Collateral hereunder. In the event that Grantor acquires any such new Intellectual Property Collateral but Grantor fails for whatever reason to promptly execute and deliver a Supplement to Secured Party pursuant to this Section 5, Grantor hereby authorizes Secured Party, acting under its Power of Attorney granted pursuant to Section 8 below, to at any time thereafter execute in the name of Grantor an applicable Supplement with respect to such newly acquired Intellectual Property Collateral and to file the same with the United States Patent and Trademark Office and/or United States Copyright Office, as applicable.

Section 6. Representation and Warranties. Grantor hereby represents and warrants to Secured Party that Schedule 1 sets forth a full, complete and correct list of all Intellectual Property Collateral owned by Grantor as of the date hereof.

Section 7. Events of Default and Remedies. The occurrence of an Event of Default under the Transaction Documents shall constitute an “Event of Default” under this Agreement. Upon the occurrence of and during the continuance of an Event of Default, in addition to all other rights, options, and remedies granted to Secured Party under the Transaction Documents, or otherwise available to Secured Party as a secured creditor at law or in equity, Secured Party may exercise, either directly or through one or more assignees or designees, all rights and remedies granted to it as a secured creditor under the Uniform Commercial Code with respect to the Intellectual Property Collateral. After the occurrence of an Event of Default, but before Secured Party shall take any action to pledge, convey, sell, transfer title in, or otherwise dispose of any of the Intellectual Property Collateral, Secured Party shall provide thirty (30) days’ notice in writing to Grantor, and provide Grantor the opportunity to cure such Event of Default. If Grantor does not cure such Event of Default to the satisfaction of the Secured Party within the 30-day period, then Secured Party may, in its sole discretion, pledge, convey, sell, transfer title in and/or otherwise dispose of any of the Intellectual Property Collateral.

Section 8. Power of Attorney. Without limiting the generality of any power of attorney granted to Secured Party under the Security Documents or any other document, Grantor hereby authorizes Secured Party, its successors and assigns, and any officer, employee, attorney or agent thereof, as Grantor’s true and lawful attorney-in-fact, with the power (a) to execute and endorse on behalf of and in the name of Grantor any Supplement to this Agreement or other security agreement or similar document or instrument which Secured Party may deem necessary or desirable in order to create, protect or perfect the security interest provided for herein in the Intellectual Property Collateral and in each case to file or record any such Supplement or other security agreement or similar document or instrument with the United States Patent and Trademark Office and/or the United States Copyright Office, as applicable, in the name of and on behalf of Grantor, and (b) after the occurrence and during the continuance of an Event of Default, to execute and endorse on behalf of and in the name of Grantor any assignment, bill of sale or similar document or instrument which Secured Party may deem necessary or desirable in order for Secured Party to enforce, assign, pledge, convey or otherwise sell, transfer title in or dispose of the Intellectual Property Collateral, and in each case to file or record with the United States Patent and Trademark Office and/or the United States Copyright Office, as applicable, in the name of and on behalf of Grantor any such assignment or bill of sale or other document executed by Secured Party, its successors and assigns, and any officer, employee, attorney or agent thereof under this power of attorney. Grantor hereby unconditionally ratifies all that any person authorized under this power of attorney shall lawfully do or cause to be done by virtue hereof and in accordance with the terms of hereof and of the Security Agreement. This Power of Attorney is coupled with an interest and is and shall be irrevocable unless and until all of the obligations under the Transaction Documents (including any obligations to provide cash collateral for any Letters of Credit) have been indefensibly paid in full in cash and satisfied, and all of the commitments under the Transaction Documents have been terminated.

Section 9. Miscellaneous. This Agreement, and all matters relating hereto or arising herefrom (whether arising under contract law, tort law or otherwise) shall, in accordance with Section 5-1401 of the General Obligations Law of the State of New York, be governed by and construed in accordance with the laws of the State of New York. If any part of this Agreement is contrary to, prohibited by, or deemed invalid under applicable laws or regulations, such provision shall be inapplicable and deemed omitted to the extent so contrary, prohibited or invalid, but the remainder hereof shall not be invalidated thereby and shall be given effect so far as possible. This Agreement shall be binding upon and inure to the benefit of Grantor and Secured Party, and their respective successors and assigns, except that Grantor may not assign or transfer any of its rights or obligations under this Agreement without the prior written consent of Secured Party. This Agreement may be executed in counterparts, each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Any signature delivered by a party by facsimile or other electronic means of transmission (including email transmission of a PDF copy) shall be deemed to be an original signature hereto.

[Signature Pages Follow]

In witness whereof, Grantor has caused this Intellectual Property Security Agreement to be executed and delivered by its duly authorized officer as of the date first set forth above.

GRANTOR:

KRAIG BIOCRAFT LABORATORIES, INC., a Michigan Corporation

By:
Name:
Title:

ACCEPTED AND AGREED:

SECURED PARTY:

YA II PN, LTD.

By:	Yorkville Advisors Global, LP
Its:	Investment Manager

By:	Yorkville Advisors Global II, LLC
Its:	General Partner

By:
Name:
Title:

Schedule 1

to

Intellectual Property Security Agreement

PATENTS, TRADEMARKS AND COPYRIGHTS

1. Patents and Patent Applications

Title	App. No.	Filing Date	Patent No.	Issue Date
Method of producing auto-assembling high molecular weight proteins	63/053469	Jul. 17, 2020
Transgenic Silkworm Capable of Sustaining Non-Mulberry Diet	63/053478	Jul. 17, 2020
Non-invasive genetic screening method for Bombyx Mori and other molting caterpillars	63/053481	Jul. 17, 2020
Method of producing non-native proteins in Bombyx Mori	63/053491	Jul. 17, 2020
Method for the genetic removal and replacement Modification of heavy chain fibroin of Bombyx Mori	62/995,717	Feb. 10, 2021
Modification of heavy chain fibrion in Bombys Mori	PCT/US2021/017544	Feb. 11, 2021

[European Union]

2. Trademarks and Trademark Applications

Mark	Serial No.	Filing Date	Registration No.	Registration Date
MONSTER SILK	85144551		4556202	Jun. 24, 2014
MONSTER WORM	85144366		4556201	Jun. 24, 2014
SPIDERPILLAR	85144234		4556197	Jun. 24, 2014
SPIDER WORM	85144315		4556200	Jun. 24, 2014
SPIDER MOTH	85144294		4556199	Jun. 24, 2014
SPILK	85144279		4556198	Jun. 24, 2014
DRAGON SILK	Common Law

3. Copyrights and Copyright Applications

Title	App. No.	Filing Date	Copyright No.	Issue Date

4. Domain Names

www.kraiglabs.com

EXHIBIT A

SUPPLEMENT TO INTELLECTUAL PROPERTY SECURITY AGREEMENT

THIS SUPPLEMENT TO INTELLECTUAL PROPERTY SECURITY AGREEMENT (the “Supplement”) made as of this __ day of _______________, 202 __, by Kraig Biocraft Laboratories, Inc., a Michigan Corporation (“Grantor”) in favor of YA II PN, LTD. (the “Secured Party”), a Cayman Island exempted company.

WITNESSETH

WHEREAS, Grantor and Secured Party are parties to a certain Intellectual Property Security Agreement, dated as of March 25, 2021 (as amended, modified, supplemented, renewed, restated or replaced from time to time, the “IP Security Agreement”). Capitalized terms used herein but not otherwise defined herein shall have the meanings given to such terms in the IP Security Agreement;

WHEREAS, pursuant to the IP Security Agreement, to secure the prompt payment and performance of all obligations to Secured Party, Grantor has assigned, pledged and granted to Secured Party, a continuing security interest in and to and lien upon all of such Grantor’s right, title and interest in, to and under the Intellectual Property Collateral of Grantor, all whether now owned or hereafter created, arising and/or acquired; and

WHEREAS, pursuant to the IP Security Agreement, Grantor has agreed that upon the acquisition by Grantor of any new Intellectual Property Collateral, Grantor shall deliver to Secured Party a Supplement to the IP Security Agreement in the form of Exhibit A thereto pursuant to which Grantor shall reconfirm the grant by them of a security interest in and lien upon all such newly acquired Intellectual Property Collateral, which such Supplement is intended by the parties to be filed with the United States Patent and Trademark Office and/or United States Copyright Office, as applicable,

NOW, THEREFORE, in consideration of the premises set forth herein and for other good and valuable consideration, receipt and sufficiency of which are hereby acknowledged by each party hereto, and intending to be legally bound, and with the foregoing background and recitals incorporated by reference, Grantor agrees as follows:

1. Grant and Reaffirmation of Grant of Security Interests. Without limiting any other grant of any security interest or lien by Grantor in and upon any collateral under the Security Documents, to secure the prompt payment and performance of all obligations to Secured Party, Grantor hereby assigns, pledges and grants to Secured Party, a continuing security interest in and to and lien upon all of Grantor’s right, title and interest in, to and under the following Collateral of Grantor, all whether now owned or hereafter created, arising and/or acquired:

(a) the newly acquired Intellectual Property Collateral listed on Schedule I to this Supplement (together with all reissues, reexaminations, continuations, continuations-in-part, divisionals, renewals and extensions of the foregoing),

(b) all goodwill of the business connected with the use of, and symbolized by, any trademark and trademark application covered by (a) above; and

(c) all other property otherwise constituting Intellectual Property Collateral relating to the foregoing.

Grantor agrees that all such newly acquired Intellectual Property Collateral described above shall be included in and be part of the Intellectual Property Collateral under and subject to all of the terms and provisions of the IP Security Agreement. Grantor hereby authorizes Secured Party to file and record a copy of this Supplement with the United States Patent and Trademark Office and/or United States Copyright Office, as applicable.

Representations and Warranties. Grantor hereby represents and warrants to Secured Party that Schedule I hereto sets forth a full, complete and correct list of all Intellectual Property Collateral owned by Grantor as of the date hereof not listed on Schedule I to the original IP Security Agreement or any Schedule to any other Supplement to the original IP Security Agreement delivered by Grantor since the date thereof but prior to the date hereof.

Incorporation of the IP Security Agreement. The terms and provisions of the IP Security Agreement are hereby incorporated by reference and this Supplement shall be considered an amendment and supplement to and part of the IP Security Agreement; all of the provisions of which IP Security Agreement are and remain in full force and effect as supplemented by this Supplement.

[Remainder of Page Left Intentionally Blank]

In witness whereof, Grantor has duly executed this Supplement to the IP Security Agreement as of the date first written above.

GRANTOR:

KRAIG BIOCRAFT LABORATORIES, INC., a Michigan Corporation

By:
Name:
Title:

ACCEPTED AND AGREED:

SECURED PARTY:

YA II PN, LTD.

By:	Yorkville Advisors Global, LP
Its:	Investment Manager

By:	Yorkville Advisors Global II, LLC
Its:	General Partner

By:
Name:
Title:

Schedule I

to

Intellectual Property Security Agreement

PATENTS, TRADEMARKS AND COPYRIGHTS

1. Patents

Title	App. No.	Filing Date	Patent No.	Issue Date

2. Trademarks

Mark	Serial No.	Filing Date	Registration No.	Registration Date

3. Copyrights and Copyright Applications

Title	App. No.	Filing Date	Copyright No.	Issue Date

4. Domain Names

EXHIBIT B

Acknowledgement of Security Interest in Intellectual Property

March 25, 2021

WHEREAS, Kraig Biocraft Laboratories, Inc., a Michigan Corporation (“Grantor”) and YA II PN, LTD (the “Secured Party”) are parties to a certain Intellectual Property Security Agreement, dated as of March 25, 2021 (as amended, modified, supplemented, renewed, restated or replaced from time to time, the “IP Security Agreement”) pursuant to which Grantor has granted to Secured Party a continuing security interest in all right, title and interest of the Grantor in, to and under certain Intellectual Property Collateral (the “Collateral”), to secure the payment, performance and observance of certain obligations defined in a Securities Purchase Agreement between Grantor and Secured Party (the “Obligations”);

WHEREAS, Grantor has adopted, used and is using, and holds all right, title and interest in and to, the Patents, Trademarks, Copyrights and Domain Names (as those terms are defined in the IP Security Agreement) listed on the annexed Schedule 1;

WHEREAS, Grantor has entered into a certain Securities Purchase Agreement, dated as of the date hereof, with Secured Party;

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Grantor does hereby grant to Secured Party a continuing security interest in the Collateral set forth on Schedule 1 hereto to secure the prompt payment, performance and observance of the Obligations.

Grantor does hereby further acknowledge and affirm that the rights and remedies of the Secured Party with respect to the Collateral are more fully set forth in the IP Security Agreement and the other documents, the terms and provisions of which are hereby incorporated herein by reference as if fully set forth herein.

All capitalized terms used herein without definition have the same meanings given to such terms in the Transaction Documents (as that term is defined in the Securities Purchase Agreement).

[Signature Page Follows]

IN WITNESS WHEREOF, the Grantor has caused this Acknowledgment to be duly executed by its officer thereunto duly authorized as of the date first written above.

GRANTOR:

KRAIG BIOCRAFT LABORATORIES, INC., a Michigan Corporation

By:
Name:
Title:

ACCEPTED AND AGREED:

SECURED PARTY:

YA II PN, LTD.

By:	Yorkville Advisors Global, LP
Its:	Investment Manager

By:	Yorkville Advisors Global II, LLC
Its:	General Partner

By:
Name:
Title:

Schedule 1

to

Intellectual Property Security Agreement

PATENTS, TRADEMARKS AND COPYRIGHTS

1. Patents and Patent Applications

Title	App. No.	Filing Date	Patent No.	Issue Date
Method of producing auto-assembling high molecular weight proteins	63/053469	Jul. 17, 2020
Transgenic Silkworm Capable of Sustaining Non-Mulberry Diet	63/053478	Jul. 17, 2020
Non-invasive genetic screening method for Bombyx Mori and other molting caterpillars	63/053481	Jul. 17, 2020
Method of producing non-native proteins in Bombyx Mori	63/053491	Jul. 17, 2020
Method for the genetic removal and replacement Modification of heavy chain fibroin of Bombyx Mori	62/995,717	Feb. 10, 2021
Modification of heavy chain fibrion in Bombys Mori	PCT/US2021/017544	Feb. 11, 2021

[European Union]

2. Trademarks and Trademark Applications

Mark	Serial No.	Filing Date	Registration No.	Registration Date
MONSTER SILK	85144551		4556202	Jun. 24, 2014
MONSTER WORM	85144366		4556201	Jun. 24, 2014
SPIDERPILLAR	85144234		4556197	Jun. 24, 2014
SPIDER WORM	85144315		4556200	Jun. 24, 2014
SPIDER MOTH	85144294		4556199	Jun. 24, 2014
SPILK	85144279		4556198	Jun. 24, 2014
DRAGON SILK	Common Law

3. Copyrights and Copyright Applications

Title	App. No.	Filing Date	Copyright No.	Issue Date

4. Domain Names

www.kraiglabs.com